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                             MFS(R) HIGH INCOME FUND

          Supplement to the Current Statement of Additional Information


        The section entitled "Investment Techniques, Practices and Risks" of MFS High Income Fund's Statement of Additional Information dated June 1, 1999 is amended and restated in its entirety as follows:

                 The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices.

        Foreign Securities Exposure may not exceed 50% of the Fund's net assets.

        Emerging Markets Exposure may not exceed 50% of the Fund's net assets.

o       The Fund may invest up to 100% of net assets in Lower Rated Bonds.

o Lending of Portfolio Securities may not exceed 30% of the Fund's net assets.





                 The date of this Supplement is August 25, 1999.
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                             MFS(R) HIGH INCOME FUND

                      Supplement to the Current Prospectus


         The third paragraph under the section entitled "Risk Return Summary - Principal Investment Policies" on page 1 of MFS High Income Fund's Prospectus dated June 1, 1999 is amended and restated in its entirety as follows:

                  While the fund focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt securities. The fund may invest in foreign securities (including emerging market securities) through which it may have exposure to foreign currencies.

         The section entitled "Risk Return Summary - Principal Risks of an Investment" on page 3 is amended by adding the following paragraph after the sub-section entitled "Foreign Securities:"

          o Emerging Markets Risks: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

         All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

         The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.




                 The date of this Supplement is August 25, 1999.